RESCISSION AND SETTLEMENT AGREEMENT

        This Rescission and Settlement Agreement (the “Agreement”) is made and entered into as of September 21, 2004, by and between Alliance Pharmaceutical Corp. (the “Company”) and each of the undersigned investors individually (each, an “Electing Investor”). A list of the Electing Investors shall be attached as Exhibit A hereto. The Company and each Electing Investor may be referred to herein individually as a “party” and together as the “parties.”

RECITALS

        A.     On May 27, 2004, the Company, the Electing Investors and certain investors in the Company who are not Electing Investors (the “Other Investors”, and together with the Electing Investors, the “Investors”) entered into that certain Securities Purchase Agreement, pursuant to which the Company issued and sold an aggregate of 31,427,137 shares of its Common Stock (the “Shares”) and warrants to purchase an additional 23,570,357 shares of its Common Stock (the “Warrants”) for aggregate gross proceeds to the Company of $10,999,500 (the “Securities Purchase Agreement”).

        B.     On May 27, 2004, the Company, the Electing Investors and the Other Investors also entered into that certain Registration Rights Agreement pursuant to which the Company agreed to register for resale the Shares and the shares of Common Stock to be issued upon exercise of the Warrants pursuant to a registration statement on Form SB-2 (the “Equity Registration Rights Agreement”).

        C.     The closing of the issuance and sale of the Shares and Warrants occurred on June 8, 2004.

        D.     Subsequent to June 8, 2004, a dispute has arisen between the Company, on the one hand, and the Electing Investors, on the other hand, arising from and related to the sale and issuance of the Shares and Warrants pursuant to the Securities Purchase Agreement.

        E.     The Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to offer to each Investor the opportunity to rescind the Securities Purchase Agreement and the Equity Registration Rights Agreement and to contemporaneously purchase senior convertible promissory notes (the “Notes”) pursuant to a Senior Convertible Note Purchase Agreement (the “Note Purchase Agreement”) in like investment amounts and to enter into a registration rights agreement pursuant to which the Company will register the shares of Common Stock issuable upon conversion of the Notes pursuant to a registration statement on Form SB-2 (the “Debt Registration Rights Agreement”).

        F.     Each of the Electing Investors desires to: (i) rescind each of the Securities Purchase Agreement and the Equity Registration Rights Agreement as between the Company and such Electing Investor, (ii) return to the Company for cancellation the certificate representing the Shares and the Warrant issued to such Electing Investor pursuant to the Securities Purchase Agreement, and (iii) to resolve all issues and disputes arising from or otherwise related to the issuance and sale of the Shares and Warrants or the Securities Purchase Agreement.

        G.     In entering into this Agreement, none of the parties concedes the sufficiency or validity of any claims, counterclaims, or defenses that have been asserted or could be asserted by any of them.

AGREEMENT

        In consideration of the foregoing Recitals (which are incorporated herein by this reference) and the covenants and conditions set forth below, the parties hereby agree as follows.

        1.    Settlement. The parties intend for this Agreement and the related transactions to constitute a full and final resolution and settlement of the dispute that has arisen between the Company, on the one hand, and each Electing Investor, on the other hand, arising from or otherwise related to the sale and issuance of the Shares and Warrants pursuant to the Securities Purchase Agreement. This Agreement shall become effective contemporaneously with the Closing (as defined in the Note Purchase Agreement) of the sale and issuance of the Notes to the Electing Investor (the “Effective Time”). As such, this Agreement shall have no force or effect until the Effective Time. Further, this Agreement is being entered into for settlement purposes pursuant to California Evidence Code §1152, Federal Rule of Evidence 408 and any similar statute or rule in any applicable jurisdiction.

        2.    Rescission of Agreements and Delivery of Shares and Warrants. As of the Effective Time, the Company and each Electing Investor hereby rescind each of the Securities Purchase Agreement and the Equity Registration Rights Agreement as between the Company and such Electing Investor, and such Securities Purchase Agreement and Equity Registration Rights Agreement shall be of no further force or effect as between the Company and such Electing Investor; provided, however, that the parties acknowledge that the Securities Purchase Agreement and the Equity Registration Rights Agreement will continue in full force and effect as between the Company and each of the Other Investors. Each Electing Investor hereby agrees that it shall deliver to the Company for cancellation the certificate evidencing the Shares and the Warrant issued to it pursuant to the Securities Purchase Agreement in accordance with the terms of the Note Purchase Agreement.

        3.    Electing Investor Release. As of the Effective Time as provided in paragraph 1 above, and except for and subject only to the other provisions of this Agreement and any claims, accusations, demands, liabilities, damages, obligations, responsibilities, suits, actions and causes of action, whether liquidated or unliquidated, fixed or contingent, known or unknown, direct or derivative, or otherwise, arising under the Note Purchase Agreement and the agreements and Notes contemplated thereby, for and in consideration of the mutual covenants set forth herein, each Electing Investor shall, and each hereby does on behalf of itself and its officers, directors, employees, agents, successors, assigns, control persons, members, managers, partners, attorneys and any other subsidiary or affiliate entities (each, a “Releasor,” collectively, the “Releasors”), release and forever discharge the Company and its officers, directors, employees, agents, successors, assigns, control persons, members, managers, partners, attorneys, and any other subsidiaries or affiliate entities (each, a “Releasee,” collectively, the “Releasees”) from any and all claims, accusations, demands, liabilities, damages, obligations, responsibilities, suits, actions and causes of action, whether liquidated or unliquidated, fixed or contingent, known or unknown, direct or derivative, or otherwise, arising prior to the Effective Time or otherwise arising out of, resulting from, or relating to, directly or indirectly, the Securities Purchase Agreement, the Equity Registration Rights Agreement or the purchase, sale and/or issuance of the Shares and Warrants (collectively, the “Released Claims”).

        4.    Civil Code Section 1542 Waiver. With respect to the Released Claims, it is further understood and agreed that notwithstanding California Civil Code Section 1542, which presently provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR,”

the release by each Electing Investor contained herein extends to all claims of every nature and kind whatsoever, known and unknown.

Each Electing Investor hereby waives any and all rights that it may have under Section 1542 as it presently reads or as it shall hereinafter be amended. In connection with this waiver, each Electing Investor acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected or facts in addition to or different from those it now knows or believes to be true with respect to the Released Claims. Nevertheless, it intends through this Agreement to release fully, finally, and forever, in the manner described herein, all Released Claims. Accordingly, the release contained herein shall remain in effect as a full and complete release of the Released Claims in accordance with its terms notwithstanding the discovery or existence of any such additional facts or different claims relating thereto.

        5.    No Admission of Liability. This Agreement is entered into solely for the purpose of compromise and settlement and may not be construed as an admission of liability, wrongdoing or responsibility on the part of any party, at any time or for any purpose whatsoever.

        6.    Representations and Warranties: The parties to this Agreement, and each of them, represent and warrant that:

            6.1     Each party has received independent legal advice from its attorneys with respect to the advisability of making the settlement provided for in this Agreement;

            6.2     No party (nor any officer, agent, partner, employee, representative, or attorney for any party), has made any statement or representation to any other party regarding any fact relied upon in entering into this Agreement, except as set forth herein, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, partner, employee, representative, or attorney of or for any party), in executing this Agreement, or in making the settlement provided for herein, except as set forth herein;

            6.3     Each party to this Agreement has made such independent investigation of the facts pertaining to this Agreement, and of all matters pertaining to it, as it deems necessary;

            6.4     Each party, or its responsible officers, has read this Agreement and understands the contents hereof, and any individual executing this Agreement is legally competent to execute this agreement, and any person executing this Agreement in a representative capacity of any of the parties is authorized and empowered to do so and thereby has the authority to bind the party on whose behalf this Agreement is signed; and

            6.5     The parties will execute all such further and additional documents as shall be reasonably necessary to carry out the provisions of this Agreement.

        7.    No Prior Assignment of Rights. Each Electing Investor is the sole owner of the Released Claims being released by it hereby and such Electing Investor has not assigned or otherwise transferred, voluntarily or involuntarily, any such Released Claims.

        8.    Assertion of Agreement as Bar to Proceedings. This Agreement may be asserted by any of the Releasees as a defense and complete bar to any action, claim, cross claim, cause of action, arbitration or other proceeding that may be brought, or could have been brought, instituted or taken by, against, or involving any of the Releasors, or anyone acting or purporting to act on behalf of any of the Releasors with respect to any Released Claim.

        9.    Entire Agreement. This Agreement, together with the Note Purchase Agreement and the Exhibits and Schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        10.    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this section on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Alliance Pharmaceutical Corp.
6175 Lusk Boulevard
San Diego, California 92121
Facsimile No.: (858) 410-5201
Telephone No.: (858) 410-5200
Attention: Chief Financial Officer

With a copy to:	Foley & Lardner LLP
402 W. Broadway
San Diego, CA 92101
Facsimile No.: (619) 234-3510
Attention: Kenneth D. Polin, Esq.
If to an Electing Investor:	To the address set forth under such Electing Investor's name on the signature pages hereof;

        or such other address as may be designated in writing hereafter, in the same manner, by such Person.

        11.    Amendments; Waivers. Except as expressly set forth herein, no provision of this Agreement may be waived or amended as between the Company and any Electing Investor except in a written instrument signed by the Company and such Electing Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

        12.    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the documents contemplated hereby. 13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

        14.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, employees or agents) shall be commenced exclusively in the state and federal Courts of the State of New York, sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions hereof, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

        15.    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

        16.    Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid, legal and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

        17.    Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of a single counsel representing the Electing Investors in connection with the preparation and negotiation of this Agreement, the Note Purchase Agreement and the Debt Registration Rights Agreement in an amount not to exceed $35,000, unless fees and expenses above $35,000 are approved by a representative of the Electing Investors who shall be David Kroin; provided, further, however, that such fees and expenses shall not exceed $50,000 in any event.

        18.    Arm’s Length Negotiations. This Agreement is being entered into in good faith by the parties and was negotiated through arm’s length bargaining.

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        IN WITNESS WHEREOF, the parties have executed this Rescission and Settlement Agreement as of the date first written above.

ALLIANCE PHARMACEUTICAL CORP.
By:_________________________________
Name: Duane Roth
Title: Chief Executive Officer

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SIGNATURE PAGES OF ELECTING INVESTORS TO FOLLOW]

        IN WITNESS WHEREOF, the parties have executed this Rescission and Settlement Agreement as of the date first written above.

NAME OF ELECTING INVESTOR
_______________________________________
AUTHORIZED SIGNATORY
By:_____________________________________
Name:
Title:
ADDRESS FOR NOTICE
c/o:______________________________________
Street:____________________________________
City/State/Zip:______________________________
Attention:_________________________________
Tel:______________________________________
Fax:______________________________________
Email:_____________________________________